2017 Director Election Report

November 9, 2017

Dear Stockholder:

The Federal Home Loan Bank of New York (“FHLBNY”) is pleased to announce that Mr. Joseph R. Ficalora, Mr. Michael M. Horn, Mr. Gerald H. Lipkin, Mr. Larry E. Thompson, and Mr. Carlos J. Vázquez have been elected to serve on the Board of Directors (“Board”) of the FHLBNY commencing on January 1, 2018. Details follow below.

1.	Mr. Lipkin, Chairman, President and CEO, Valley National Bank, Wayne, NJ, was re-elected by the FHLBNY’s New Jersey members on November 6, 2017 to serve on the FHLBNY’s Board as a Member Director representing New Jersey for a four year term of office commencing on January 1, 2018. Mr. Lipkin currently serves on the FHLBNY’s Board; his term expires on December 31, 2017.

A total of 107 FHLBNY members in New Jersey were eligible to vote in this election. Of this number, 61 members voted, representing 57.00% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New Jersey Member Directorships was 2,729,780. Mr. Lipkin received 882,046 votes.

In addition to Mr. Lipkin, these candidates were on the ballot: Mr. Paul M. Aguggia, Chairman, President and CEO, Clifton Savings Bank, Clifton, NJ, who received 531,464 votes; and Mr. Steven M. Goldberg, Chairman, Bogota Savings Bank, Teaneck, NJ, who received 223,944 votes.

2.	Mr. Ficalora, President and CEO, New York Community Bank, Westbury, NY was elected by the FHLBNY’s New York members on November 6, 2017 to serve on the FHLBNY’s Board as a Member Director representing New York for a four year term of office commencing on January 1, 2018.

A total of 213 FHLBNY members in New York were eligible to vote in this election. Of this number, 114 members voted, representing 53.52% of total eligible voting participants. The total number of eligible votes that could be cast for the open New York Member Directorship was 10,460,482. Mr. Ficalora received 2,182,717 votes.

In addition to Mr. Ficalora, these other candidates were on the ballot: Mr. Brian E. Hickey, Executive Vice President, Manufacturers and Traders Trust Company, Rochester, NY, who received 1,265,674 votes; Mr. John M. Tolomer, President and CEO, The Westchester Bank, White Plains, NY, who received 887,264 votes; Mr. John H. Buhrmaster, President and CEO, First National Bank of Scotia, Scotia, NY, who received 702,230 votes; Mr. Lawrence A. Heilbronner-Kolthoff, Executive Vice President, CFO and Director, The Canandaigua National Bank & Trust Company, Canandaigua, New York, who received 425,457 votes; and Mr. Stephen V. DeRaddo, EVP and Chief Development Officer, The Lyons National Bank, Geneva, New York who received 102,895 votes.

3.	Mr. Vázquez, Executive Vice President and CFO, Banco Popular de Puerto Rico, San Juan, PR was re-elected by the FHLBNY’s Puerto Rico & U.S. Virgin Islands members on November 6, 2017 to serve on the FHLBNY’s Board as a Member Director representing Puerto Rico & U.S. Virgin Islands for a four year term of office commencing on January 1, 2018. Mr. Vázquez currently serves on the FHLBNY’s Board; his term expires on December 31, 2017.

A total of 8 FHLBNY members in Puerto Rico & U.S. Virgin Islands were eligible to vote in this election. Of this number, 5 members voted, representing 62.50% of total eligible voting participants. The total number of eligible votes that could be cast for the open Puerto Rico & U.S. Virgin Islands Member Directorship was 913,070. Mr. Vázquez received 731,290 votes.

In addition to Mr. Vázquez, these candidates were on the ballot: Mr. Luis F. Aldea, Vice President and Treasurer, Scotiabank de Puerto Rico, San Juan, PR, who received 39,402 votes; and Mr. Rafael Bonilla, General Counsel and Corporate Secretary, Banco Santander Puerto Rico, San Juan, PR, who received 33,157 votes.

4.	Both candidates participating in the FHLBNY’s 2017 election of Independent Directors to the Board — Mr. Horn, Partner of McCarter & English, Newark, NJ; and Mr. Thompson, Vice Chairman of The Depository Trust & Clearing Corporation, New York, NY — were re-elected by eligible members throughout the FHLBNY’s membership district on November 6, 2017 to serve on the FHLBNY’s Board for four year terms of office that commence on January 1, 2018. Both Mr. Horn and Mr. Thompson currently serve on the FHLBNY’s Board; their terms expire on December 31, 2017.

A total of 328 FHLBNY members were eligible to vote in this election. Of this number, 180 members voted, representing 54.87% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 14,103,332. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes, and this threshold was passed by both candidates:

Mr. Thompson received 7,288,004 votes, representing 51.67% of the total number of eligible votes.

Mr. Horn received 6,954,880 votes, representing 49.31% of the total number of eligible votes.

Biographical information provided by each of the five Directors elected in 2017 to serve on the Board commencing on January 1, 2018 is attached for your information.

Thank you for participating in this year’s director election process. Your contribution helps ensure sound and diverse representation on our Board of Directors for the mutual benefit of the FHLBNY and all the stockholders the FHLBNY serves.

Sincerely,

/s/
José R. González
President and Chief Executive Officer

BIOGRAPHICAL INFORMATION REGARDING
FEDERAL HOME LOAN BANK OF NEW YORK DIRECTORS
WITH TERMS COMMENCING JANUARY 1, 2018

Mr. Joseph R. Ficalora has been the President and Chief Executive Officer and a Director of New York Community Bancorp, Inc. (“NYCB”) since its inception on July 20, 1993. He has also been the President and Chief Executive Officer and a Director of NYCB primary subsidiaries New York Community Bank (“New York Community”) and New York Commercial Bank (“New York Commercial”), both of which are FHLBNY members, since January 1, 1994 and December 30, 2005, respectively. On January 1, 2007, he was appointed Chairman of NYCB, New York Community and New York Commercial (a position he previously held at NYCB from July 20, 1993 through July 31, 2001 and at New York Community from May 20, 1997 through July 31, 2001); he served as Chairman of these three entities until December 2010. Since 1965, when he joined New York Community (formerly Queens County Savings Bank), Mr. Ficalora has held increasingly responsible positions, crossing all lines of operations. Prior to his appointment as President and Chief Executive Officer of New York Community in 1994, Mr. Ficalora served as President and Chief Operating Officer (beginning in October 1989); before that, he served as Executive Vice President, Comptroller and Secretary. A graduate of Pace University with a degree in business and finance, Mr. Ficalora provides leadership to several professional banking organizations. In addition to previously serving as a member of the Executive Committee and as Chairman of the former Community Bankers Association of New York State, Mr. Ficalora is a Director of the New York State Bankers Association and Chairman of its Metropolitan Area Division. Additionally, he is a member of the Government Relations Administrative Committee and the American Bankers Council of the American Bankers Association as well as a former member of their Board of Directors. He also serves on the Pentegra Boards, which provide retirement services principally to the banking industry, and Peter B. Cannell and Co., Inc., an investment advisory firm that became a subsidiary of New York Community in 2004. In addition, Mr. Ficalora is on the Board of the Foreign Policy Association. Previously, Mr. Ficalora served as a Member Director of the FHLBNY for ten years, ultimately timing out as the Vice Chairman. Mr. Ficalora served as a member of the Board of Directors of the Thrift Institutions Advisory Council of the Federal Reserve Board in Washington, D.C., and also served as a member of the Thrift Institutions Advisory Panel of the Federal Reserve Bank of New York. Mr. Ficalora has also previously served as a director of Computhrift Corporation, Chairman and board member of the New York Savings Bank Life Insurance Fund, President and Director of the MSB Fund and President and Director of the Asset Management Fund Large Cap Equity Institutional Fund, Inc. With respect to community activities, Mr. Ficalora has been a member of the Board of Directors of the Queens Chamber of Commerce since 1990 and has previously served as a member of its Executive Committee. He serves on the Board of the Flushing Cemetery, the Board of Directors and the Finance and Audit Committee of the New York Hall of Science, the Board of Directors, the Executive Committee and the Development Committee of the New York-Presbyterian/Queens, the Board of Trustees and the Audit Committee of the Museum of the Moving Image and on the Advisory Council of the Queens Museum of Art. In addition, Mr. Ficalora was the former President of the Queens Library Foundation and was the Chairman of the Administrative Committee of the Queens Borough Public Library, having served as its President.

Mr. Michael M. Horn has been a partner in the law firm of McCarter & English, LLP since 1990. He has served as the Commissioner of Banking for the State of New Jersey and as the New Jersey State Treasurer. He was also a member of the New Jersey State Assembly and served as a member of the Assembly Banking Committee. In addition, Mr. Horn served on New Jersey’s Executive Commission on Ethical Standards as both its Vice Chair and Chairman, was appointed as a State Advisory Member of the Federal Financial Institutions Examination Council, and was a member of the Municipal Securities Rulemaking Board. He is counsel to the New Jersey Bankers Association, was chairman of the Bank Regulatory Committee of the Banking Law Section of the New Jersey State Bar Association, and is a Fellow of the American Bar Foundation. Mr. Horn, a current Independent Director of the FHLBNY, serves as Chairman of the FHLBNY’s Board and is Chair of the Board’s Executive Committee. Mr. Horn’s legal and regulatory experience, as indicated by his background described above, supports his qualifications to serve on the Board as an Independent Director.

Mr. Gerald H. Lipkin is the Chairman and Chief Executive Officer of FHLBNY member Valley National Bank as well as holding company Valley National Bancorp. He joined Valley in 1975 as a Senior Vice President and was elected a Director in 1986. He was promoted to Executive Vice President in 1987 and elected Chairman and Chief Executive Officer in 1989. The title of President was added in 1996; he held this title through January of 2017. In 2013, he was elected as a Class A director to the Federal Reserve Bank of New York. Mr. Lipkin’s career in the banking industry spans 54 years. He began his career in banking with the Comptroller of the Currency in New York/New Jersey in 1963 and was appointed Deputy Regional Administrator in 1970. Beyond his business accomplishments, Mr. Lipkin’s philanthropic contributions are widely acknowledged. He helped raise funds for basic cancer research at the Lautenberg Center for Tumor Immunology in Jerusalem for over 15 years and was honored for his contributions in 1988 with the prestigious “Torch of Learning Award.” Mr. Lipkin served as a Board Trustee at Beth Israel Hospital in Passaic for over 25 years. He has been honored to receive the Corporate Achievement Award from B’nai Brith International, the Community Service Award from NJ Citizens Action, the Emily Bissell Honor Award from the American Lung Association, the Corporate Recognition Award from the Metro Chapter of the American Red Cross, the Corporate Award from the Sunrise House Foundation and the Community Achievement Award from the Urban League of Bergen County. Mr. Lipkin received the Corporate Excellence Award from The University of Medicine & Dentistry for his contributions to Musical Moments for MS. He has been honored by the American Heart Association and has served as a member of the Foundation Board at William Paterson University which earned him the “Legacy Award” in 1994. Mr. Lipkin has been a staunch supporter of Rutgers through the years as well. He is past Chairman of the Rutgers Business School Board of Advisors, a member of the Dean’s Advisory Council, and a member of the University’s Board of Overseers. Rutgers recognized Mr. Lipkin’s contributions with the distinguished Alumni Award from the Newark College of Arts and Sciences in 2001 and in 2006 he was elected to the Rutgers University Hall of Distinguished Alumni. Mr. Lipkin earned a B.A. in Economics from Rutgers University and an M.B.A. in Banking & Finance from New York University. He is a graduate of the Stonier Graduate School of Banking as well. He is currently a Member Director of the FHLBNY and serves on the Board’s Compensation & Human Resources, Risk, and Strategic Planning Committees.

Mr. Larry E. Thompson is Vice Chairman of The Depository Trust & Clearing Corporation, and previously, served as the Chief Legal Officer/General Counsel of the firm since 2005. He has more than 30 years of experience as a senior executive in corporate law, risk management and regulatory affairs. In his role as Vice Chairman, Mr. Thompson serves as a senior advisor to DTCC and is responsible for all legal and regulatory activities of the company and its subsidiaries. He regularly interfaces with government and regulatory agencies on issues impacting the company. Mr. Thompson is Chairman of the Board of DTCC Deriv/SERV LLC and Chairman of the DTCC Operating Committee. He is a member of the DTCC Management Committee, which is comprised of the company’s executive leadership. In addition, Mr. Thompson is a member of the DTCC Management Risk Committee, where he helps oversee and assess a broad range of issues related to market, capital and operational risks facing the corporation. Mr. Thompson previously served as Chair of a DTCC Board subcommittee charged with reviewing the potential risk impacts of high frequency trading and algorithmic trading as a result of the Knight Capital market event of 2012. Mr. Thompson is the former Co-Chair of the DTCC Internal Risk Management Committee and former Chairman of the DTC Internal Risk Management Committee. Mr. Thompson began his legal career with DTC as Associate Counsel in 1981 and was elected Vice President and Deputy General Counsel in 1991, Senior Vice President in 1993, General Counsel of DTC in 1999 and Managing Director and First Deputy General Counsel of DTCC in 2004. Previously, he was a partner in the New York law firm of Lake, Bogan, Lenoir, Jones & Thompson. Mr. Thompson began his legal career at Davis Polk & Wardwell. Mr. Thompson previously served on the Board of Directors of New York Portfolio Clearing (NYPC), a former joint venture derivatives clearinghouse owned by NYSE Euronext and DTCC. In addition, he also served as former Chairman of the Securities Clearing Group and former Co-Chairman of the Unified Clearing Group. His memberships include the New York State Bar Association; the New York County Lawyers’ Association; Association of the Bar of the City of New York; Business Executives for National Security; and the Global Association of Risk Professionals. He is a former director of the Legal Aid Society of New York and a former director of The Studio Museum of Harlem. Mr. Thompson has also testified before the U.S. Congress on issues related to the Dodd-Frank Act and financial reform. Mr. Thompson currently serves as an Independent Director of the FHLBNY, is Vice Chair of the Board’s Risk Committee, and also serves on the Board’s Audit and Housing Committees. Mr. Thompson’s risk management and legal and regulatory experience, as indicated by his background described above, supports his qualifications to serve on the Board as an Independent Director.

Mr. Carlos J. Vázquez was named in 2013 as Chief Financial Officer of Popular Inc., a financial holding company composed of two principal subsidiaries: Puerto Rico’s largest bank, FHLBNY member Banco Popular de Puerto Rico (BPPR), and a US-mainland operation, Banco Popular North America (BPNA). Popular Inc. is a NASDAC listed and SEC registered company (ticker: BPOP), presently the 41st largest financial holding company in the United States with assets just over $40 Billion, principally supervised by the Federal Reserve Bank of NY. From 2010 to 2014, Mr. Vázquez served as President of BPNA. Mr. Vázquez joined Popular, Inc. as Executive Vice President in March 1997 to establish and head Popular’s first-ever Risk Management Group, which included the Credit Risk Management, Audit, Corporate Compliance, Operational Risk Management, and Risk Management MIS Divisions. From 2004 through 2010 he headed Popular’s Consumer Lending Group for Puerto Rico, responsible: for personal loans, credit cards, overdraft lines-of-credit, the mortgage origination and servicing business via Popular Mortgage; as well as the auto, marine and equipment financing business via Popular Auto. Before joining Popular, Inc., Mr. Vázquez spent fifteen years in a variety of corporate finance, capital markets and banking positions with JP Morgan & Co. Inc. During the two years prior to his joining Popular, Inc., he was Senior Banker and Region Manager for JP Morgan’s business in Colombia, Venezuela, Central America and the Caribbean. Mr. Vázquez is an Executive Vice President of Popular Inc.; a member of Popular Inc.’s Senior Management Council; as well as a member of its Credit Strategy Committee and the head of its Asset & Liability Management Committee. In addition, he is a member of the Board of Directors of Banco Popular de Puerto Rico, Banco Popular North America, Popular Securities Inc. and Vice Chairman of the Banco Popular Foundation. He also serves on the national Board of Directors of Operation Hope, a national non-for-profit focusing on financial literacy. Finally, he is a member of the Advisory Committee to the Dean of the School of Engineering at his alma matter, the Rensselaer Polytechnic Institute. Previously, Mr. Vázquez served as a member of the board of directors for the Puerto Rico Community Foundation, the largest community foundation in the Caribbean; where he headed the Audit and Investment Committees. He was a director of Teatro de la Opera, a non-for-profit entity dedicated to the promotion of opera. He also contributed to various educational institutions in Puerto Rico, serving as a member of the board of trustees of the Saint John’s School and a member of the Development Committee for Colegio San Ignacio de Loyola. Mr. Vázquez holds a Bachelor of Science in Civil Engineering, with an economics minor, from the Rensselaer Polytechnic Institute, Troy, New York; from which he graduated on the Dean’s List and as a member and officer of Chi Epsilon, the National Civil Engineering Honor Society. He also holds a Masters in Business Administration from Harvard University’s Graduate School of Business, Boston, Massachusetts. Mr. Vazquez is currently a Member Director of the FHLBNY; he is Chair of the Board’s Technology Committee and also serves on the Board’s Risk and Strategic Planning Committees.